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                                                                   Exhibit 10.15


                        LEASE AGREEMENT FOR CROSSROAD COMMONS


    THIS LEASE AGREEMENT made and entered into this 25th day of November, 1996, by and between Lincoln Investment Management, Inc. as attorney in fact for The Lincoln National Life Insurance Company (referred to as "Landlord"), and Celerity Systems, Inc. (referred to as "Tenant");

                                     WITNESSETH:

                                 ARTICLE I:  PREMISES

    1.1 Description: Landlord hereby leases to Tenant, and Tenant leases and accepts, subject to the terms and conditions of this Lease, office suite numbers 101, 400, 500, and 604 in Crossroad Commons, an office complex located at 9051 Executive Park Drive, Knoxville, Tennessee (the "Premises") outlined in red on the Building Plan attached hereto as Exhibit A and incorporated herein. The Landlord has constructed the building (the "Building") in which the Premises are located generally in accordance with the site plan attached hereto as Exhibit B. The Premises will consist of 11,133 square feet as determined by measurement by the exterior of exterior walls and the centerline of common walls.

    1.2 Exception and Reservation: Landlord reserves and excepts from the Premises the roof and structural portions of exterior and interior walls of the Building of which the Premises are a part, and further reserves the right to construct additions to the Building and the right in, over and upon the Premises as may be reasonably necessary or desirable for the servicing of the Premises or of other portions of the Building, including the right to install, maintain, use, repair and replace pipes, ductwork, conduits, utility lines, and wires through hung ceiling space, column space, and partitions in or beneath the floor slab or about or below the Premises or other parts of the Building.

    1.3    Definitions:

           (a) The term "Complex" herein shall be deemed to mean the entire proposed development including any and all proposed structures (whether reflected on Exhibit A or Exhibit B or hereafter incorporated in the Complex during the Lease term or any extension thereof), parking facilities, common facilities, and the like to be built on the property shown on Exhibit E attached hereto, as the same may from time to time be reduced, or as the same may from time to time be increased by the addition of other land, together with structures and the like thereon which may from time to time be included by Landlord in the development.

           (b) The term "Common Areas" herein shall include parking areas, driveways, entrances and exits thereto, service roads and loading facilities, sidewalks, ramps, landscaped areas, exterior stairways, and all other areas constructed or to be constructed for use in common by Tenant, other tenants and/or owners of units in the Complex and their agents, employees and business invitees, subject, however, to the terms of this Lease and reasonable rules and regulations prescribed from time to time by the Landlord.

                                  ARTICLE II:  TERM

    2.1 Base Term: The original term of this Lease shall be for a period of three (3) years (the "Base Term") from the "Commencement Date" hereafter provided unless sooner terminated hereunder. Said term, and Tenant's obligation to pay rent, shall commence on the date the Premises are delivered to Tenant or May 1, 1997, whichever occurs later. In the event the Commencement Date above does not occur on the first day of the month then the Base Term shall commence on the first day of the month next succeeding. However, Tenant shall pay rent for the fractional month on a per diem basis (calculated on the basis of a thirty day month) until the first business day of the month when the Base Term commences, and thereafter the rent shall be paid in equal monthly installments in advance on the first business day of each month.

    The word "term" or "lease term" herein shall include any time between the Commencement Date and the beginning of the Base Term and any applicable renewal periods.

    2.2    Intentionally Omitted.

    2.3 Prior Installation: Tenant, prior to the commencement of the Base Term, with the prior express consent of Landlord, may be permitted to install fixtures and equipment. Any work done by Tenant prior to completion of the Premises shall be done in a good and workmanlike manner and in a manner that will not interfere with the progress of the work by Landlord in completing construction for any aspect of the Complex or the Building, and Landlord shall have no liability or responsibility for the loss of, or any damage to fixtures, equipment or other property of Tenant so installed or placed on the Premises.


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                  ARTICLE III:  RENT AND OTHER TENANT CONTRIBUTIONS

    3.1 Annual Minimum Rent: Tenant shall pay to Landlord as annual minimum rent for the Premises during lease year one the sum of one hundred sixteen thousand eight hundred ninety-six and 50/100 dollars ($116,896.50)*, to be paid in equal monthly installments of nine thousand seven hundred forty-one and 38/100 dollars ((9,741.38), and during lease year two the sum of one hundred twenty-two thousand four hundred sixty-three and 00/100 dollars ($122,463.00)*, to be paid in equal monthly installments of ten thousand two hundred five and 25/100 dollars ($10,205.25), and during lease year three the sum of one hundred twenty-eight thousand twenty-nine and 50/100 dollars ($128,029.50)*, to be paid in equal monthly installments of ten thousand six hundred sixty-nine and 13/100 dollars ($10,669.13), to be paid in advance on the first business day of each month at the address for Landlord as hereafter provided, or at such other places Landlord may designate from time to time. Such rent shall be paid without demand, set-off or deduction. Notwithstanding, if the actual square footage differs from the estimated square footage set forth in paragraph 1.1, said rent shall be adjusted to reflect annual minimum rent of $10.50 per square foot for the first year, $11.00 per square foot for the second year and $11.50 per square foot for the third year of the lease term.
*Relinquishment of suite 101 will reduce the annual rent according to the time of exercise. If the suite 101 is relinquished, the corresponding rent reduction will be as follows:

           a) $946.75 per month if during lease year one
           b) $991.83 per month if during lease year two
           c) $1,036.92 per month, if during lease year three.

    3.2 Lease Year: The term "Lease Year" shall mean the twelve (12) month period beginning on the first day of the Base Term and terminating on the last day of the month at the end of such twelve month period, and so on thereafter during the Base Term or any renewal periods. The first lease Year shall also include the first partial month.

    3.3 Late Charges and Interest: Any amounts not paid when due shall bear interest from the due date thereof until the date of payment at the lesser of eighteen (18%) per annum or the highest rate allowed by law.

    3.4 Security Deposit. As security for the prompt and punctual performance of all obligations required to be performed hereunder by Tenant, Tenant has deposited with Landlord the sum of $9,000.00 (the "Security Deposit"). In the event of any default hereunder by Tenant, Landlord may utilize the Security Deposit to offset either in whole or in part any obligations of Tenant hereunder. In such event, Tenant shall immediately restore the Security Deposit original amount. In the event Tenant does not default hereunder, the Security Deposit shall be returned to Tenant at the expiration of the lease term, without any interest thereon; however, Tenant expressly acknowledges that Tenant will not hold any lender of Landlord liable for the return of all or any part of the Security Deposit unless the Security Deposit is escrowed with such lender.

    3.5 Returned Checks: If any check or bank draft tendered by Tenant to Landlord shall be returned by a bank for insufficient funds, Landlord may assess a penalty in the amount of seventy-five and 00/100 dollars ($75.00) for each such check against the Tenant. Such penalty shall be deemed to be additional rent and subject to all conditions hereof relating to the payment or nonpayment of rent. If two or more such checks or drafts of the Tenant are so returned, then all rent and other amounts and charges to be paid to Landlord by Tenant as provided in this Lease shall thereafter be paid to the Landlord by cashier's or certified check.

                     ARTICLE IV:  ADDITIONAL EXPENSES AND CHARGES

    4.1 Common Area Maintenance: Landlord shall maintain the Common Areas of the Complex in a commercially reasonable manner and condition. Landlord's "Common Area maintenance expenses" of the complex shall include, without limitation, the costs of managing and upkeep of all Common Areas and the Complex, specifically including any expenses which Landlord may elect to incur for landscaping and grounds keeping; the maintenance, repairing, replacing, sweeping and striping of the parking lot; all Landlord's insurance on the entire Complex (including, but not limited to, public liability, fire, casualty, loss of rents, and extended coverage insurance); security, sanitary control; snow removal; trash and rubbish removal; Common Area lighting, maintenance and repair of sprinkler systems; maintenance and repair of heating, ventilation and air conditioning and other electrical systems serving the Complex or the various premises therein; the cost of supplies, equipment and personnel to implement such services; amortization of capital expenditures which relate to repair and maintenance of the Common Areas; amortization of capital expenditures required in the future by any regulatory or governmental agency; all other costs and expenses


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which would, under generally accepted accounting principles, be regarded as maintenance or repair costs of the Complex.

    4.2 Taxes and Assessments: Landlord shall pay the annual taxes and assessments assessed by the County, City and/or other governmental authorities for the land and improvements constituting the Complex ("Taxes"). In the event any tax shall be assessed upon rent received by Landlord by any governmental authority, said tax shall be deemed to be property Taxes. In the event Landlord shall elect to contest the amount of such Taxes, all expenses incurred in such contest, including reasonable attorneys' or appraisers' fees, shall be considered Taxes under the terms of this Article. In the event the method of taxation applicable to rental property shall be modified, a modification agreement with respect to this Article shall be executed by Landlord and Tenant to equitably apply to said revised tax system.

    4.3 Utilities: Landlord shall pay for Tenant's electric current, gas, sewer, heat, air conditioning, water and other utilities as may be supplied and taxes or charges on such utility services ("Utilities"). Notwithstanding, Landlord shall be obligated to pay for only such Utilities as are reasonably necessary for ordinary office operations. Any Utilities necessary for other uses of the Premises or that are in excess of ordinary office requirements shall be subject to negotiation between the parties, with Tenant to bear any additional expense therefor. In no event shall Landlord be liable for any interruption or failure in the supply of any Utilities to the Premises, however, if for any reason Landlord does not provide any or all of these services for more than five (5) consecutive days (unless beyond control of Landlord) following written notification from Tenant, the monthly rent will be reduced proportionately (per day basis on 30 day month) from the date the interruption in services began.

    4.4 Janitorial and Cleaning Services: Landlord will furnish the Premises with restroom supplies, window washing with reasonable frequency and cleaning service on weekdays (excluding holidays and weekends) as set forth on Exhibit D ("Janitorial Services").

    4.5 Tenant's Share of Additional Expenses and Charges: To the extent that the sum of Tenant's pro rata share of the Common Area maintenance charges, Taxes, Utilities and Janitorial Services exceed $4.00 per square foot of the Premises on an annual basis, Tenant shall reimburse Landlord for said excess charges. Tenant's pro rata share of the Common Area maintenance charges, Taxes, Utilities and Janitorial Services shall be calculated and based upon the ratio which the square footage of Tenant's Premises bears to the square footage of the net leasable space in the Complex. Within ninety (90) days after the expiration of each calendar year, Landlord shall forward to Tenant a statement showing Tenant's pro rata share of the Common Area maintenance charges, Taxes, Janitorial Services and Utilities should said expenses exceed the amount set forth above. In that event Tenant shall remit to Landlord any amount owed within thirty (30) days after the date of Landlord's statement.

    4.6 Right to Terminate Service: In addition to any other remedies available to Landlord under this Lease, in the event of any default by Tenant under this Lease, Landlord shall be allowed to immediately cease providing or paying for any or all of the services provided for herein, however, Tenant shall be allowed to correct any default within a reasonable time prior to Landlord discontinuing providing utilities.

                             ARTICLE V:  USE OF PREMISES

    5.1 Tenant's Use: The Premises shall be used and occupied by Tenant solely as office space for Tenant's current business, which is computer systems integrator sales, and for no other purpose without Landlord's prior written consent. Tenant shall comply with all rules, regulations and laws of any governmental authority with respect to use and occupancy of the Premises. Tenant shall comply with all rules and regulations including but not limited to Exhibit C attached hereto, and laws of any governmental authority with respect to use and occupancy of the Premises.

    5.2 Signs: Tenant shall not place on any exterior door, wall or window of the Premises or anywhere else on the exterior of the Premises or within the Complex any sign or advertising matters without first obtaining Landlord's written approval and consent. Tenant agrees to maintain such sign or advertising matter as approved by Landlord in good condition and repair. All signs shall comply with applicable ordinances or other governmental restrictions, and the determination of such requirements, the obtaining of sign permits and the prompt compliance therewith shall be the responsibility of the Tenant.

                  ARTICLE VI:  CONSTRUCTION, MAINTENANCE AND REPAIRS

    6.1    Intentionally omitted.

    6.2 Tenant Construction: Tenant shall provide, at its expense, all equipment, furniture and fixtures to be used in the Premises and shall do all construction work relating to Tenant's use of the Premises


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except to the extent that Landlord has expressly agreed to perform the same pursuant to Exhibit C attached hereto. Any deviations requested by Tenant to work set forth in Exhibit C shall be subject to Landlord's consent and Tenant shall be required to pay any additional costs or expenses caused by any such deviations. Tenant shall provide Landlord with plans and specifications for its intended construction work thirty (30) days prior to the commencement of any such construction. Such plans and specifications shall be subject to Landlord's written consent. Tenant shall be required to obtain any governmental approvals necessary for its construction, and shall comply with any applicable building codes or other governmental requirements or regulations.

    6.3 Tenant's Duty to Repair: Upon any intentional act or negligence of Tenant, Tenant shall be required to repair (including any such replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenance thereto where located, including, without limitation, the exterior and interior portion of all doors, windows, plate glass, and Building front; all plumbing and sewage facilities within or without the Premises up to a common line; fixtures; interior walls; floors; ceilings; and all installations made by Tenant under the terms of this Lease and any exhibits hereto, otherwise Landlord to do repairs subject to Section 4.5 limitations. Landlord shall also make any repairs required to be made in the Premises due to burglary of the Premises or other illegal entry into the Premises. Any cost due to damage to the Premises caused by a strike involving the Tenant or its employees shall be borne by Tenant.

    Except for the Janitorial Services to be provided by Landlord specified herein, Tenant shall keep and maintain the Premises in a clean, sanitary and safe condition and in accordance with all directives, rules and regulations of propr officials of any government agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, by statute, ordinance or otherwise, affecting the Premises and all appurtenances thereto. if Tenant refuses or neglects to commence and to complete repairs and maintenance promptly and adequately, Landlord may, but shall not be so required, make and complete said repairs and maintenance and Tenant shall pay the cost thereof to Landlord as additional rent upon demand. Tenant shall allow no nuisance to exist with respect to the Premises.

    6.4 Surrender of Premises: At the termination of this Lease, the Tenant agrees to deliver the Premises in the same condition as received by it on the Commencement Date (subject to the removals hereinafter required), reasonable wear and tear excepted, and shall surrender all keys for the Premises to landlord at the place then fixed for the payment of rent and shall inform Landlord of the combinations to all combination locks, safes and vaults, if any, in the Premises. Tenant, during the last thirty (30) days of the term of this Lease, shall remove all its trade fixtures and, to the extent required by Landlord by written notice, any other installations, alterations or improvements, before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused by removal of such items. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease. Any items remaining in the Premises on the termination date of this Lease shall be deemed abandoned for all purposes and shall become the property of Landlord and the Landlord may dispose of the same without liability of any type of nature and at Tenant's expense. Failure to surrender will subject the Tenant to summary dispossession.

    6.5 Landlord's Duty to Repair: Landlord shall keep and maintain the foundation, exterior walls and roof of the Building in which the Premises are located and the structural portions of the Premises which were installed by the Landlord, exclusive of doors, door frames, door checks, windows, plate glass, and window frames located in exterior or interior building walls, in good repair; provided, however, that Landlord shall not be called upon to make any repair occasioned by the act or neglect of Tenant, its agents, employees, invitees, licensees or contractors. Landlord shall not be required to make any other improvements or repairs of any kind upon the Premises and appurtenances. Any repairs required to be made by reason of the negligence of tenant, its agents, etc., as above described, shall be the responsibility of the Tenant notwithstanding the provisions above contained in this paragraph.

    6.6 Tenant's Alterations: Tenant shall not alter any structural aspects of the Premises, and shall not install any fixtures or equipment to be used in connection with tenant's business which affect any structural aspect of the Premises in any manner, nor alter any aspect of utility service to the Premises, without first obtaining the written approval of Landlord for such alterations, fixtures and equipment, and the Landlord's approval of the manner in which said fixtures and equipment are to be installed and located in the Premises.

    6.7 Mechanic's Liens: If Tenant makes any alterations or improvements in the Premises, Tenant must pay for same when made. Nothing in the Lease shall be construed to authorize Tenant or any person dealing with or under Tenant, to charge the rents of the Premises, or the property of which the Premises forma part, or the interest of Landlord in the estate of the Premises, or any person under and through whom Landlord has acquired its interest in the estate of the Premises, with a mechanic's lien or encumbrance of any kind, and under no circumstances shall Tenant be construed to be the agent, employee or representative of


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Landlord in the making of any such alterations or improvements to the Premises, but, on the contrary, the right or power to charge any lien, claim or encumbrance of any kind against Landlord's rents or the Premises or the land on which the Complex has been erected is denied. If a mechanic's or materialmen's lien is threatened by any contractor or supplier, or in the event of the filing of a notice of any such lien, Tenant will promptly pay same or take steps to have the lien discharged of record, by bond or otherwise. If same is not removed within ten (10) days from the date of written notice from Landlord, Landlord shall have the right at Landlord's option of paying the same, or any portion thereof and the amounts so paid, including permitted by law on any sums paid or advanced shall be deemed to be additional rent due from Tenant to Landlord immediately upon delivery to Tenant of a statement therefor. Tenant shall indemnify and save harmless Landlord from and against all loss, claims, damages, costs or expenses suffered by landlord by reason of any repairs, installations or improvements, made by Tenant, including reasonable attorney's fees of the Landlord.

    6.8 Roof of Premises: Tenant shall not go upon or allow any person or thing to go upon any portion of the roof of the Building without Landlord's prior written consent. Tenant will be responsible for any damage incurred by Landlord, specifically including but not limited to any damage or loss caused by a violation of any roof warranty provision, caused by any unauthorized going upon the roof by Tenant or persons or things within Tenant's control. Tenant will not in any manner cut or drive nails into or otherwise change, alter, or mutilate the roof of the Premises, and will be responsible for any damage caused to the roof of the Complex or the Premises by any acts of the Tenant, its agents, servants, employees, or contractors.

                               ARTICLE VII:  INSURANCE

    7.1 Liability of Tenant: Tenant shall protect, indemnify and save Landlord harmless from and against any and all liability and expense of any kind, including reasonable attorney's fees, arising from injuries or damages to persons or property in, on or about the Premises arising out of or resulting in any way from any act or omission of Tenant, its agents, servants, and employees.

    7.2 Notice of Claim of Suit: Tenant agrees to promptly notify Landlord of any claim, proceeding, or suit instituted or threatened against the Landlord if Tenant has the knowledge. In the event Landlord is made a party to any action for damages against which Tenant has indemnified Landlord, then Tenant shall pay all costs and shall provide effective counsel in such litigation, or shall pay, at Landlord's option, the attorney's fees and costs incurred in connection with said litigation by Landlord.

    7.3 Liability Insurance: Tenant agrees to maintain at its expense at all times during this Lease full general liability insurance properly protecting and indemnifying Landlord and naming landlord as an additional insured in an amount not less than $500,000, per person and $1,000,000 per accident for injuries or damages to persons, and not less than $1,000,000 damage for destruction of property, written by insurers licensed to do business in the state in which the Premises are located. Tenant shall deliver to Landlord certificates of such insurance, which shall declare that any respective insurer may not cancel the same in whole or in part without giving Landlord written notice of its intention to do so at least thirty (30) days in advance. All public liability and property damage insurance policies shall contain a provision that the Landlord, although named as an insured, shall nevertheless be entitled to coverage under such policies for any loss occasioned by reason of negligence or intentional act of the Tenant.

    The minimum limits of the comprehensive general liability policies of insurance shall be subject to increase, from time to time, after the commencement of the first full year of the Base Term of this Lease if the Landlord shall deem the same reasonably necessary for adequate protection, based upon any requirements placed upon the Landlord by third parties or based upon custom and practice in the industry. Within thirty (30) days after demand by Landlord, Tenant shall furnish Landlord with evidence of Tenant's compliance with this paragraph.

    7.4 Failure to Procure Insurance: In the event Tenant shall fail to procure any insurance required in this Lease and fail to maintain the same in force continuously during the term, Landlord shall be entitled (but not required) to procure the same and Tenant shall immediately reimburse Landlord for such premium expense.

    7.5 Increase in Fire Insurance Premium: Tenant agrees not to keep upon the Premises any articles or goods which may be prohibited by the applicable standard from insurance policy. In the event the insurance rates applicable to fire and extended coverage insurance covering the Premises shall be increased by reason of any use (or vacancy) of the Premises made by the Tenant, then Tenant shall pay to landlord such increase in insurance premiums as shall be occasioned by said use.

    7.6 Property of Tenant: Tenant agrees that all property owned by it in, on or about the Premises shall be at the sole risk and hazard of the Tenant, and Tenant agrees to keep such property insured to its full replacement value. Landlord shall not be liable or responsible for any loss of or damage to Tenant, or anyone


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claiming under or through Tenant, or otherwise, whether or not caused by or resulting from a peril required to be insured hereunder, or by water, steam, gas, leakage (whether from the roof, pipe or other sources), plumbing, electricity or electrical apparatus, pipe or apparatus of any kind, the elements or other similar causes, and whether or not originating in the Premises or elsewhere, irrespective of whether or not Landlord may be deemed to have been negligent with respect thereto, provided such damage or loss is not the result of an intentional and willful wrongful act of Landlord.

    7.7 Mutual Waiver of Subrogation: Landlord shall not be liable for any insurable damages to fixtures, records, or other property of Tenant or its customers regardless of cause and Tenant hereby releases Landlord from the same, and Tenant shall require all policies of insurance carried by it on its property in, on, or about the Premises to contain or be endorsed with a provision by which the insurer shall waive its right of subrogation against Landlord. Tenant shall not be liable for any insured damage to the Premises or the Building of which the Premises are a part regardless of cause, and Landlord hereby releases Tenant from the same to the extent insurance proceeds are available; provided, however, it is a condition precedent to this release of Tenant that the Tenant's insurance obligations set forth in the Lease are strictly complied with in each instance, and the Tenant's failure to comply shall be deemed to negate this release of Tenant. Further, these mutual releases shall be applicable and in force only with respect to loss or damage covered by the releasing party's applicable insurance policies contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policy or the right of the releasing party to recover thereunder.

                        ARTICLE VIII:  FIRE AND OTHER CASUALTY

    8.1 Partial Destruction: In the event of the partial destruction of the Premises by fire or any other casualty, Landlord shall restore or repair said Premises with reasonable diligence. Landlord shall expend such sums as required to repair or restore the Premises to their condition immediately prior to the date of the destruction. Notwithstanding, Landlord shall not be obligated to expend any sums in excess of the insurance proceeds received by Landlord as a result of such damage or destruction. A just and proportionate part of the rent payable by Tenant to the extent that such damage or destruction renders the Premises untenable shall abate from the date of such damage or destruction until such Premises are repaired or restored.

    8.2 Substantial Destruction: If the Premises shall be so damaged by fire or other casualty or happening as to be substantially destroyed, then Landlord shall have the option to terminate this Lease by giving Tenant written notice within ninety (90) days after such destruction, and any unearned rent shall be apportioned and returned to Tenant. If Landlord does not elect to cancel this Lease as aforesaid, then the same shall remain in full force and effect and Landlord shall proceed with reasonable diligence to repair and replace the Premises to their condition prior to the date of destruction, and during the time the Premises are so destroyed and totally untenable, the rent shall be abated.

    8.3 Rights of Landlord's Lender: Notwithstanding anything contained in this Lease to the contrary, the obligation of the Landlord with respect to repairing or rebuilding the Premises is subject to the prior right of the Landlord's lender to receive insurance proceeds as a result of a fire or other casualty with any obligation of the Landlord to be limited to the extent insurance proceeds are received by the Landlord for such repair and rebuilding.

    8.4 Right of Termination: Notwithstanding anything else to the contrary in this Lease, Landlord, at its option may terminate this Lease on thirty (30) days notice to Tenant given within one hundred eighty (180) days after the occurrence of any one of the following: (i) the Premises and/or the Building in which the Premises are located shall be damaged or destroyed as a result of an occurrence that is not fully covered by Landlord's insurance; or (ii) the Premises and/or the Building shall be damaged or destroyed and the cost to repair the same shall amount to more than twenty-five percent (25%) of the value thereof; or (iii) the Premises and/or the Building shall be damaged or destroyed during the last year of the Base Term or then applicable Renewal Period; or (iv) the Building or complex is damaged (whether or not the Premises are damaged) to such an extent that, in the sole judgment of the Landlord, the Complex cannot be operated as an economically viable unit.

                        ARTICLE IX:  ASSIGNMENT AND SUBLETTING

    9.1 Tenant Assignment: Tenant shall not assign, transfer or encumber this Lease without prior written consent of Landlord and shall not sublet or allow any other tenant to come in with or under Tenant without like written consent. Consent of Landlord to one assignment or subletting of the Premises shall not constitute a waiver of Landlord's right hereunder. In no event shall Tenant assign or sublet the Premises or any portion thereof for any use which will violate any exclusive use rights which may have been granted to any other tenant in the Complex or for any prohibited uses imposed by Landlord's lender or other tenant lease. Any assignment or subletting, notwithstanding the consent of the Landlord or Landlord's lender, shall


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not in any manner release the Tenant herein from its continued liability for the performance of the provisions of this Lease and any amendments or modifications hereto. The acceptance of any rental payments by Landlord from any alleged assignee shall not constitute approval of the assignment of this Lease by the Landlord.

    9.2 Bankruptcy, Etc.: Neither this Lease, nor any interest therein, nor any estate created hereby, shall pass to any trustee or receiver in bankruptcy, nor to any other receiver or assignee for the benefit of creditors or otherwise by operation of law. In the event of the bankruptcy of Tenant, and if the preceding sentence is unenforceable pursuant to the Bankruptcy Code or other applicable statute, any and all monies or other considerations payable or otherwise to be delivered in connection with Lease shall be paid or delivered to Landlord, shall be remain the exclusive property of the Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence which are not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to landlord. Notwithstanding anything in this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of the Bankruptcy Code.

    In the alternative, but without waiving any of the foregoing, in the event of Tenant's bankruptcy, whether by the filing of a voluntary or involuntary petition in bankruptcy, Tenant agrees to reject, assume and/or assign this lease (provided adequate assurances of future performance are given) within sixty (60) days of the filing of any such petition, during which time Tenant shall continue to pay rent as provided in this Lease. Tenant further agrees that from and after any filing of a voluntary or involuntary petition in bankruptcy, Tenant will make and keep all payments due hereunder current and agrees that such payments are administrative expenses under Section 365 of the Bankruptcy Code.

    9.3 Notice of Contemplated Assignment: In the event Tenant shall desire to assign, transfer or sublet the Premises to any other person or entity, or shall elect to transfer control by a transfer of the beneficial interest in such entity, then Tenant shall notify landlord in writing of such intention and shall furnish landlord with any requested information as to the contemplated successor. Landlord shall have thirty (30) days after receipt of such notice and supporting data to adopt one of the following alternatives: (a) to approve the proposed assignment, transfer or subletting (or stock sale or transfer where applicable), in which case Tenant shall continue to be liable along with the said assignee or subtenant for the fulfillment of all of Tenant's obligations for the reminder of the term; or (b) to disapprove the same in which case the Lease shall continue in full force and effect with Tenant continuing to occupy the Premises under the terms hereof. In the event of any assignment or subletting to which Landlord does not expressly and voluntarily consent, regardless of Landlord's reasons therefore, then in addition to any other rights hereunder, Landlord may elect to terminate this Lease upon thirty (30) days notice.

                           ARTICLE X:  DEFAULT AND RE-ENTRY

    10.    Default and Remedies:

    10.1 Events of Default: The occurrence of any of the events described in Subsections 10.1.1 through 10.1.7, inclusive, of this Section 10.1 shall be and constitute an Event of Default under this Lease.

              10.1.1 Failure by Tenant to pay in full any rental or other sum payable hereunder within ten (10) business days after written notice.

              10.1.2 Default by Tenant in the observance or performance of any of the terms, covenants, agreements, or conditions contained in this lease, other than as specified in Subsection 10.1.1, for a period of thirty (30) days after notice thereof to Tenant by Landlord. If Tenant proceeds to correct any default within said thirty (30) day period it shall not be considered in default hereof.

              10.1.3 Filing by Tenant of a petition in bankruptcy or a petition for any other relief under the Bankruptcy Code as amended, or under any other insolvency act, law, rule or regulation, State or Federal, now or hereafter existing; the application by or for Tenant of a receiver or trustee of Tenant, or for all or a substantial part of the property of Tenant; the making by Tenant of any general assignment for the benefit of creditors of Tenant; the inability of tenant, or the admission of Tenant of the inability thereof, to pay the debts of Tenant as such mature; the issuance of attachment, execution or other similar process against any substantial part of the property of Tenant; or the insolvency of Tenant.

              10.1.4 The desertion, vacation, abandonment of, or failure to use the Premises as a going business by Tenant for any period exceeding sixty
(60) consecutive days, regardless of whether or not Tenant continues to pay all stipulated rental.

              10.1.5 The assignment, subletting or mortgaging of the Premises without the prior written consent of Landlord.

              10.1.6 Any construction, changes or alterations on the Premises without the prior written consent of Landlord.

              10.1.7 Any change in the use of the Premises without the Landlord's written consent.

    10.2 Remedies: Whenever any Event of Default shall have happened, Landlord may, to the extent permitted by law, take any one or more of the remedial steps described in Subsections 10.2.1 through 10.2.4, inclusive, of this Section 10.2.

              10.2.1 Landlord may, at its option, declare all installments of minimum rent for the remainder of the Lease term to be immediately due and payable, whereupon the same shall become immediately due and payable.

              10.2.2 Landlord may re-enter and take possession of the Premises and improvements with or without terminating this Lease, and sublease in their entirety the same for the account of Tenant, holding Tenant liable for the difference in the rent and other amounts actually paid by such sublessee in such subletting and the rents and other amounts payable by Tenant hereunder.

              10.2.3 Landlord may terminate the Lease, exclude Tenant from possession of the Premises and improvements and use reasonable efforts to lease the same for the account of Tenant, holding Tenant liable for all rent and other amounts payable by Tenant hereunder and all other damages, costs and/or losses incurred by Landlord due to Tenant's default.

              10.2.4 Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the rent and other amounts then due and thereafter to become due or to enforce the performance and observance of any obligations, agreement, or covenant of Tenant under this Lease, and in connection with such actions to recover any or all damages to Landlord for Tenant's violation or breach of this Lease.

              10.2.5 In the event that three (3) Events of Default by Tenant occur under this Lease during any three hundred sixty-five (365) day period, whether or not cured by Tenant, Tenant shall be deemed to be in "Chronic Default". If Tenant is in "Chronic Default", Tenant shall no longer be entitled to any notice or opportunity to cure with regard to any Events of Default occurring thereafter and Landlord shall be entitled to all remedies available at its option at any time thereafter.

    10.3 Amounts Due Upon Default: Upon default by the Tenant, whether this Lease is terminated or not, all rents shall, at the option of the landlord, become due and payable. In the event of default by the Tenant, Landlord shall also be entitled to estimate any costs, expenses or charges which may become due under this Lease, and assess said costs, expenses or charges immediately against Tenant. Further, all other expenses and charges shall immediately become due and payable, at the option of the landlord. Further, Tenant shall be liable for any other costs or expenses incurred by Landlord due to Tenant's default, including but not limited to costs of making the Premises suitable for a substitute tenant.

    10.4 Application of Funds: If any statute or rule of law shall validly limit the amount of any final damages described in this Article to less than the amount determined herein, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law. In the event Landlord elects to proceed under the authority of Subsections 10.2.2, 10.2.3, or 10.2.4 of Section
10.2 of this Article, Landlord shall make reasonable effort to collect rentals from sublessees or new lessees of this entire Premises or portions thereof, reserving however, at Landlord's sole discretion, the right to determine the method of collection and the extent to which enforcement of collection of delinquent rents shall be prosecuted. All rents, and all other income derived from operation of the improvements by Landlord, to the extent such are not paid and applied by any sublessee or new lessee of the Premises, may be applied first to the payment and accrual of taxes; second, to the payment of all sums and money due and owing from time to time under any mortgage and any other permitted encumbrance upon the Premises, superior to the interests of Landlord; third, to the cost of operating the Premises, superior to the interests of Landlord; third, to the cost of operating the Premises and improvements; fourth, to the cost of the administration and collection of rents by Landlord; and fifth, to the payment of rent due and owing Landlord hereunder. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent and all other charges hereunder, and that applied by Landlord to said amounts in the manner hereby authorized. No action taken pursuant to Section 10.2 of this Article (including repossession of the Premises or termination of the Lease) shall relieve Tenant from Tenant's obligations for rent and all other charges hereunder which shall survive any such action, and Landlord may take whatever action by law or in equity as may appear necessary or desirable to collect the rent and other amounts then due and thereafter to become due and/or to enforce the performance and observance of any obligation, agreement or covenant of Tenant hereunder.

    10.5 No Remedy Exclusive: No remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given under this Lease or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right to power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Landlord to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as is herein expressly required by this Lease.

    10.6 Attorney's Fees and Expenses: In the event that it shall be necessary or desirable for Landlord to engage legal counsel for the enforcement of any of the terms of this Lease, whether such employment shall require institution of suit or other legal services required to secure compliance on the part of Tenant, Tenant shall be responsible for and shall promptly pay to Landlord the reasonable value of said attorney's fees, and any other expenses incurred by landlord as a result of such default. In the event of litigation, and to the extent Tenant prevails against Landlord, then Landlord shall pay to Tenant the reasonable value of Tenant's attorney fees incurred herein.

                        ARTICLE XI:  COMMON AND PARKING AREAS

    11.1 Control of Common Areas: All Common Areas as defined in Article I, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the use of all such Common Areas and facilities. Landlord shall have the right to operate and maintain the same in such manner as Landlord, in its sole discretion, shall determine from time to time, including without limitation the right to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of said Common Areas and facilities.
No auction, fire or bankruptcy sales may be conducted in the Premises or Common Areas or without the previous written consent of Landlord. Tenant shall not use the sidewalks adjacent to the Premises or the open areas outside Tenant's glass or wall line for business purposes without the previous written consent of Landlord. Landlord shall have the exclusive right at any and all times to close any portion of the Common Areas for the purpose of making repairs, change or addition thereto, and may change the size, area or arrangement of the Common Areas or the lighting thereof within or adjacent to the existing Common Areas and may enter into agreements with adjacent owners for cross-easements for parking, ingress, egress, delivery, and the installation of utility lines, however, such repairs, changes or additions shall not unreasonably interfere with Tenant conducting its business in the Premises.

                             ARTICLE XII:  EMINENT DOMAIN

    12.1 Partial Taking: If a portion of the Premises shall be taken as herein provided for public or quasi-public use or improvements or otherwise under the exercise of the right to eminent domain and the Premises shall continue to be reasonably suitable for the use which is herein authorized, then the rental herein provided shall be reduced from the date of such taking in direct proportion to the reduction in usefulness of the Premises.

    12.2 Substantial Taking: If all of the premises, or a part sufficient to render the Premises wholly unfit for the use herein authorized, or a part sufficient, in Landlord's judgment, to cause the remaining portion of the Complex to become uneconomical to operate as a viable unit, shall be condemned or acquired by grant or otherwise, for public or quasi-public use or improvements, or shall otherwise be taken in the exercise of the right of eminent domain, both Tenant and Landlord shall have the right, at either Tenant's or Landlord's option to terminate and cancel this lease on thirty (30) days prior written notice, and, under this Article, Tenant shall be liable only for rents and other charges accrued and earned to the date of surrender of possession of the Premises to Landlord and for the performance of other obligations maturing prior to said date.

    12.3 Award: Tenant shall not be entitled, and hereby specifically waives any right arising by statute or otherwise, to participate in or receive any part of the damages or award which may be paid or awarded by reason of a taking of the Premises or any other part of the complex under this Article except where said award shall provide for moving or other reimbursable expenses for the Tenant under applicable statute.

                          ARTICLE XIII:  GENERAL PROVISIONS

    13.1   Landlord's Right of Entry:  Upon reasonable notice to Tenant
Landlord reserves the right, during normal business hours or by prior appointment during the term of this Lease for Landlord or Landlord's agents to enter the Premises for the purpose of inspecting and examining the same, and to show the same to prospective purchasers or tenants, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable. During the ninety (90) days prior to the expiration of the Base Term of this Lease or any renewal period, Landlord may exhibit the Premises for sale or lease, as the case may be, which notices Tenant shall permit to remain thereon. If Tenant shall not be personally present to open and permit an entry into the Premises in the event of an emergency, or if Tenant abandons the Premises, then landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor, and without in any manner contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the Premises or any part thereof, except as otherwise herein specifically provided.

    13.2 Quiet Enjoyment: Landlord agrees that, if the rent is being paid in the manner and at the time prescribed and the covenants and obligations of Tenant are being all and singularly kept, fulfilled and performed, Tenant shall lawfully and peaceably have, hold, possess, use, occupy, and enjoy the Premises so long as this Lease remains in force, without hindrance, disturbance and molestation from Landlord, subject to the specific provisions of this Lease.

    13.3 Waiver: Waiver by Landlord of any default, breach or failure of Tenant under this Lease shall not be construed as a waiver of any subsequent or different default, breach of failure. In case of a breach by Tenant of any of the covenants or undertakings of Tenant, Landlord nevertheless may accept from Tenant any payment or payments hereunder without in any way waiving Landlord's right to exercise the right of re-entry hereinbefore provided by reason of any other breach or lapse which was in existence at the time such payment or payments were actually accepted by Landlord.

    13.4 Trade Fixtures: At the expiration of this Lease, provided Tenant is not in default, Tenant shall have the right to remove any trade fixtures installed by Tenant on the Premises, and shall repair any damage to the Premises caused by such removal.

    13.5 Subordination: This Lease and Tenant's rights hereunder are and shall remain subordinate to the lien of any mortgage(s) now or hereafter in force against the Complex or against any buildings hereafter placed upon the real estate of which the Premises are a part.

    13.6 Notices: All notices by either part to the other shall be made by depositing such notice in the certified mail of the United States of America, and such notice shall be deemed to have been served on the date of such depositing in the certified mail unless otherwise provided. All notices shall be addressed as follows:

    If to Landlord:     FMP/Weissco, Inc., Agent for Crossroad Commons
                        9050-B Executive Park Drive
                        Knoxville, Tennessee 37923-4615

    If to Tenant:       Celerity Systems, Inc.
                        9051 Executive Park Drive
                        Knoxville, Tennessee  37923

    or at such other address as the parties may from time to time designate in the manner provided in this paragraph.

    13.7 Recording: Tenant, upon request of Landlord, shall join in the execution of a memorandum of this Lease for the purpose of recordation. Such memorandum shall describe the parties, the Premises, and the term of this Lease, and shall incorporate this Lease by reference and include such other portions which Landlord deems appropriate to effectuate the purpose of such recordation. Said memorandum may be recorded only by Landlord at Landlord's expense.

    13.8 Amendment: All amendments or modifications to this Lease shall be in writing and executed by the parties or their respective successors in interest.

    13.9 Documentation; Right to Cure: Tenant covenants and agrees to execute and deliver to Landlord within ten (10) business days from the date of request such supplemental documents as may be required by any lender of the Landlord in connection with this Lease, including reasonable subordination, non-disturbance and attornment agreements, and including estoppel certificates in such reasonable form as may be required by landlord or said lender, which certificate may include information as to any modifications of this Lease, dates of commencement of term and termination date of the lease, and whether or not Landlord is in default hereunder. Any such certificate may be relied upon by any prospective purchaser or lessee, or any mortgage, or any prospective assignee of any mortgagee thereof. If Tenant fails or refuses to furnish such certificate within the time provided, it will be conclusively presumed that this Lease is in full force and effect in accordance with its terms and the Landlord is not in default.

    Tenant agrees to give lender and/or trust deed holder of the Landlord, by certified mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice, Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such lender and/or trust deed holder. Tenant further agrees that if Landlord shall have failed to cure such default as required by the terms of this Lease, then the Lenders and/or trust deed holder shall have the same right to cure any such default within the time period afforded the Landlord after receipt of notice; or, if such default cannot be cured within that time, then such additional time as may be necessary if within such period of time the lender and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

    13.10 Holding Over: Any holding over after the expiration of the term with the consent of Landlord shall be construed to be a tenancy from month to month at one hundred twenty percent (120%) of the rents and under the terms and conditions herein specified. Any holder over after the expiration of the term without the consent of landlord shall be deemed to be a tenancy at will at one hundred fifty percent (150%) of the rents set forth herein. All obligations of Tenant under this lease shall survive during any hold-over period.

    13.11 No Partnership: It is understood that Landlord does not in any way or for any purpose become a partner or joint venturer with Tenant in the conduct of Tenant's business.

    13.12 Partial Invalidity: If any term or condition of this Lease or the application thereof to any person or event shall to any extent be invalid and unenforceable, the remainder of this Lease and the application of such term, covenant or condition to persons or events other than those to which it is held invalid or unenforceable shall not be affected, and each item, covenant and condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

    13.13 Successors: The provisions, covenants and conditions of this Lease shall bind and inure to the benefit of the legal representatives, successors and assigns of each of the parties, except that no assignment or subletting by Tenant without the written consent of Landlord shall vest any right in the assignee or sublessee of Tenant.

    13.14 Governing Law: The Lease shall be governed by, and construed in accordance with, the laws of the State of Tennessee.

    13.15  Intentionally deleted.

    13.16 Landlord's Exculpatory Clause: The term "Landlord" as used in this Lease means only the fee simple owner for the time being of the Premises, so that in event of any sale or sales of such Premises, or assignment, transfer, or other conveyance of its rights under this Lease, the Landlord, shall be and hereby is entirely freed from and relieved of all covenants and obligations of Landlord hereunder.

    If the Landlord or any successor in interest or assignee shall be an individual, joint venturer, tenancy in common, firm or partnership, general or limited, or corporation, it is specifically understood and agreed that there shall be no personal liability on such individual or the members of the joint venture, tenancy in common, firm or partnership, or corporation, with respect to any of the covenants or conditions of this Lease, and the Tenant shall look solely to the Landlord's equity in the fee or leasehold estate and the proceeds thereof, for the satisfaction of the remedies of the Tenant in the event of a breach by the Landlord of any of the terms, covenants and conditions of this lease to be performed by the Landlord.

    Notwithstanding the provisions of this Section 13.16, Tenant expressly agrees that any lender of the Landlord shall not be held subject to any liability or obligation to Tenant under this Lease or otherwise, unless and until such lender obtains title to the Premises as a result of foreclosure or otherwise; and, in such event, Landlord's lender shall be subject only to those liabilities or obligations arising subsequent to the date lender obtains title.

    Further, notwithstanding anything to the contrary in this Lease, to the extent that any obligations of Landlord set forth herein are or have been assumed by the Association or other entity, pursuant to the Master

Deed or otherwise, Landlord shall be relieved of such obligations and the Tenant shall look solely to the Association or other entity assuming said obligations for performance thereof.

    13.17 Entire Agreement: This Lease, together with the exhibits attached hereto which are hereby incorporated herein by reference, contains the entire agreement between Landlord and Tenant with regard to the Premises, and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the parties.

    13.18 This Lease shall be construed as if each provision were drafted by the equal participation of all parties. No provision shall be construed against the drafting party regardless of which party drafted such provision. Time is of the essence in this Lease. The providing of this Lease by Landlord to Tenant shall not be construed as an option to lease the Premises under the terms set forth herein and this Lease shall not be binding upon Landlord until it has been executed by both Landlord and Tenant.

    13.19 Consent: Landlord, agrees not to unreasonably withhold its approval of or consent to any act of Tenant, where such approval or consent is required by the terms of this lease.

    Special Stipulations.

              1. Tenant is hereby granted the option to renew this lease for a 2 year term by notifying Landlord in writing not less than 180 days in advance of the lease expiration date. The base rent during the renewal period shall be market rate not to exceed 90% of the highest rate per square foot being received by Landlord at the time of Tenant's notification of Landlord.

              2. This lease shall take precedence over all previous leases and lease modification agreements between Landlord and Tenant.

              3. Landlord agrees to replace the door in the loading area of suite 400 with a door with a minimum clear opening of 48".

              4. Tenant is hereby granted the right to relinquish suite 101, subject to the provisions of Section 3.1, with 180 days advance written notice to Landlord.

                                 This page ends here.

    IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written.

                                       LANDLORD:

                                       Lincoln Investment Management, Inc. as
                                       attorney in fact for The Lincoln
                                       National Life Insurance Company

WITNESS:


/s/ Kathleen A. Smith                  By: /s/ Christine M. Konrath
------------------------------            -------------------------------------

                                       Its  Assistant Vice President
                                          -------------------------------------


WITNESS:                               TENANT:  Celerity Systems, Inc.


/s/ Mark Upchurch                      By: /s/ Mahmoud Yossefi
------------------------------            -------------------------------------

  Mark Upchurch                        Its    President
------------------------------             ------------------------------------

                                  AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into this 30th day of January, 1997, by and between BGK Tennessee Office Associates LP as successors to the Lincoln National Life Insurance Company ("Landlord") and Celerity Systems, Inc. ("Tenant").

                                  R E C I T I A L S:

1. Landlord and Tenant entered into that certain Lease dated November 25, 1996, relating to the Lease by Landlord to Tenant of approximately 11,133 square feet of space (known as Suites 101, 400, 604 and 500) at Crossroad Commons in Knoxville, Tennessee.

2.  The expiration date of the Lease is April 30, 2000.

3.  Landlord and Tenant desire to substitute Suites 301 and 302 for Suite 500.

                                  A G R E E M E N T:

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, Landlord and Tenant agree as follows:

1.  The Lease is hereby amended by substituting Suites 301 and 302 for Suite
    500.

2.  The Lease is hereby further amended as follows:

           The square footage shall be 11,880.
           The monthly rent for the Leased Premises shall be:

              Year 1 $10,395.00 monthly
              Year 2 $10,890.00 monthly
              Year 3 $11,385.00 monthly

3. The Lease is hereby further amended to show a commencement date of March 1, 1997 or when Suites 301 and 302 are ready for occupancy, whichever occurs first.

4. Except as specifically amended above, the Lease and all of its terms and provisions shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and date first above written.

WITNESS AS TO LANDLORD                 LANDLORD:
                                       BGK Tennessee Office Associates LP

/s/ Cathy E. Navet                     By: /s/ Paul S. Gerwin
------------------------------            -------------------------------------


WITNESS AS TO TENANT:


 /s/ Kenneth D. Van Meter              TENANT:
------------------------------
                                       Celerity Systems, Inc.


                                       By: /s/ Doyal H. Hodge
                                       -------------------------------------
                                       Vice-President, CFO